UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 9, 2019

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed by Centric Brands Inc. (formerly, Differential Brands Group Inc.) (the “Company”) in a Current Report on Form 8‑K filed with the Securities and Exchange Commission on November 9, 2018, Mr. Bob Ross ceased to serve as Chief Financial Officer of the Company, effective November 5, 2018. Mr. Ross remained an employee of the Company until January 4, 2019.

On April 9, 2019, the Company and Mr. Ross entered into a separation agreement and release, effective as of April 16, 2019 (the “Separation Agreement”), whereby Mr. Ross will receive certain separation payments and includes customary waiver and release provisions. The entry into the Separation Agreement effectively terminated the employment agreement, dated as of January 30, 2017 previously entered into by and between the Company and Mr. Ross (the “Employment Agreement”).

Pursuant to the Separation Agreement, Mr. Ross resigned from all positions with the Company and any of its subsidiaries effective as of January 4, 2019. Pursuant to the Separation Agreement, Mr. Ross received (i) the continuation of his base salary due under the Employment Agreement through January 4, 2020,  (ii) a lump sum cash payment of $10,000 as reimbursement for legal fees incurred in connection with the Separation Agreement,  (iii) the full payment towards the cost of COBRA continuation coverage for himself and any covered dependents for 18 months following the Closing Date (unless he becomes eligible to receive substantially similar coverage from another employer) and (iv) accelerated vesting of 133,333 restricted stock units of the Company.

The description of the Employment Agreement and Separation Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of the Employment Agreement and Separation Agreement, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.02 above is incorporated by reference in this Item 5.02.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Employment Agreement, dated as of January 30, 2017, by and between Differential Brands Group Inc. and Bob Ross (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8K filed on January 31, 2017).**‑

10.2	Separation Agreement and Release by and between Centric Brands Inc. and Bob Ross, dated April 9, 2019.**

**     Management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.
Date: April 15, 2019	By:	/s/ Anurup Pruthi
Anurup Pruthi
Chief Financial Officer